UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On October 23, 2016, Basic Energy Services, Inc. (“Basic” or the “Company”) and certain of its subsidiaries entered into a Restructuring Support Agreement (the “RSA”) with 100% of the lenders under Basic’s Term Loan Credit Agreement (the “Consenting Term Loan Lenders”) and holders of over 80% (the “Consenting Noteholders,” and collectively with the Consenting Term Loan Lenders, the “Required Restructuring Support Parties”) of Basic’s 7.75% Senior Notes due 2019 (the “2019 Notes”) and Basic’s 7.75% Senior Notes due 2022 (the “2022 Notes,” and together with the 2019 Notes, the “Unsecured Notes”). Under the RSA, each of the Required Restructuring Support Parties agreed to, among other things: (i) vote any claim it holds against the Debtors to accept the proposed Joint Prepackaged Chapter 11 Plan of the Debtors (as proposed, the “Prepackaged Plan”) and not (a) change or withdraw (or cause to be changed or withdrawn) its vote to accept the Prepackaged Plan, (b) object to, delay, impede, or take any other action to interfere with, delay, or postpone acceptance, consummation, or implementation of the Prepackaged Plan, or (c) propose, file, support, or vote for any restructuring, sale of assets, workout, or plan of reorganization of the Debtors other than the Prepackaged Plan and (ii) subject to certain exceptions, limit its ability to transfer the indebtedness it holds.

Under the RSA, the Debtors agreed to, among other things: (i) take all reasonably necessary and proper action and use reasonable best efforts to consummate the Debtors’ restructuring in accordance with the RSA; (ii) use reasonable best efforts to meet the milestones set forth in the RSA; (iii) act in good faith and use reasonable best efforts to support and complete successfully the related solicitation of votes to obtain sufficient acceptances of the Prepackaged Plan (the “Solicitation”); (iv) use reasonable best efforts to obtain any and all required regulatory approvals and third-party approvals of the Debtors’ restructuring; (v) not directly or indirectly seek or solicit any discussions relating to, or enter into any agreements relating to, any alternative proposals; (vi) not take any actions inconsistent with the RSA and any other related documents executed by the Debtors; (vii) provide draft copies of all material motions, applications, or other documents that the Debtors intend to file with the Court (as defined below) to the Required Restructuring Support Parties’ counsel at least three calendar days prior to the date when the Debtors intend to file such document, or as soon as reasonably practicable, but in no event later than one business day, where three calendar days’ notice is not reasonably practicable; and (viii) support and take all actions that are necessary and appropriate to facilitate approval of the disclosure statement related to the Solicitation (the “Disclosure Statement”), confirmation of the Prepackaged Plan and consummation of the Debtors’ restructuring in accordance with the RSA.

The RSA is terminable by the Required Restructuring Support Parties or the Debtors under certain conditions. The termination provisions include the failure of a backstop agreement to be effective in accordance with its terms or the termination of such backstop agreement, as well as several milestone dates, including, among other things, with respect to (i) a failure by the Debtors to commence the Solicitation; (ii) a failure by the Debtors to commence chapter 11 proceedings and file the Prepackaged Plan and the Disclosure Statement; (iii) a failure by the Court to enter an order approving the Disclosure Statement; and (iv) a failure by the Court to enter an order confirming the Prepackaged Plan. The RSA and the obligations of all parties thereto may be terminated by mutual agreement by the Debtors and the Required Restructuring Support Parties.

A copy of the RSA is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the RSA is qualified in its entirety by the full text of such exhibit. It is expected that the Company and certain of its subsidiaries will commence the Chapter 11 cases on October 25, 2016.

Proposed Joint Prepackaged Chapter 11 Plan of Reorganization

Pursuant to the RSA, the Company commenced the Solicitation on October 24, 2016. In connection with the commencement of the Solicitation, the Disclosure Statement was distributed to certain creditors of the Company. Included in the Disclosure Statement is a proposed form of Prepackaged Plan. The Prepackaged Plan, which is subject to approval of the United States Bankruptcy Court for the District of Delaware (the “Court”), anticipates that, among other things, on the effective date of the Prepackaged Plan (the “Effective Date”):

•
The existing shares of Basic will be cancelled, and reorganized Basic Energy Services, Inc. will issue (i) new common shares (the “New Common Shares”) and (ii) seven (7) year warrants (the “Warrants”) entitling their holders upon exercise thereof, on a pro rata basis, to 6% of the total outstanding New Common Shares (after giving effect to the conversion of the New Convertible Notes (as defined below)) at a per share price based upon a total equity value of $1,789,000,000 of the reorganized Company, which New Common Shares and Warrants will be distributed as set forth below;

•
In connection with a rights offering (the “Rights Offering”), which shall be open to participation by eligible holders of the Company’s 2019 Notes and 2022 Notes and backstopped by certain supporting holders of Unsecured Notes, the Company will issue 9% PIK interest unsecured notes due 2019 in the aggregate principal amount as of $131,250,000 (the “New Convertible Notes”), mandatorily convertible within 36 months or sooner upon the occurrence of certain events;

•	The Company’s Amended and Restated Credit Agreement, dated as of November 26, 2014, as amended (the “ABL Credit Agreement”) will be amended or restated or replaced with similar financing;

•
The Company’s Term Loan Credit Agreement, dated as of February 17, 2016 (the “Term Loan Agreement”), will be amended and restated on identical terms, subject to certain agreed upon changes set forth in the Prepackaged Plan, and the lenders under the Term Loan Agreement have agreed under the Prepackaged Plan to waive payment of the Applicable Premium (as such term is defined in the Term Loan Agreement) triggered by the Chapter 11 filing;

•
The Unsecured Notes will be cancelled and discharged and the holders of those Unsecured Notes will receive New Common Shares representing, in the aggregate, 99.5% of the New Common Shares issued on the Effective Date, and which upon conversion of the New Convertible Notes (assuming such conversion occurs 36 months after the Effective Date) will comprise 51.22% of the total outstanding New Common Shares (in each case subject to dilution by the proposed management incentive plan and the New Common Shares issued upon exercise of the Warrants). Eligible holders of Unsecured Notes will also receive 100% of the subscription rights to acquire $125,000,000 in New Convertible Notes in accordance with Rights Offering procedures to be approved by the Court;

•
Each holder of existing equity interests in the Company will receive its pro rata share of (i) New Common Shares representing, in the aggregate, 0.5% of the New Common Shares issued on the Effective Date, and which upon conversion of the New Convertible Notes (assuming such conversion occurs 36 months after the Effective Date) will comprise 0.26% of the total outstanding New Common Shares (in each case subject to dilution by the proposed management incentive plan and the New Common Shares issued upon exercise of the Warrants) and (ii) the Warrants; and

•
Holders of allowed claims arising under the Company’s proposed DIP facility, administrative expense claims, priority tax claims, other priority claims, other secured claims and general unsecured creditors of the Company will receive in exchange for their claims payment in full in cash or otherwise have their rights unimpaired under Title 11 of the United States Code.

Proposed Backstop Agreement

Basic anticipates that it will enter into a backstop agreement (the “Backstop Agreement”) on or before October 26, 2016, pursuant to which the parties identified on the signature pages thereto (collectively, the “Investors”) will agree to backstop the Rights Offering (the “Backstop Commitments”). Pursuant to the Backstop Commitments, it is expected that each of the Investors, severally and not jointly, will agree to fully participate in the Rights Offering and purchase the New Convertible Notes in accordance with the percentages set forth in the Backstop Agreement (the “Investor Percentages”) to the extent unsubscribed under the Rights Offering. To compensate the Investors for the risk of their undertakings in the Backstop Agreement and as consideration for the Backstop Commitments, Basic plans to pay the Investors, subject to approval by the Court, in the aggregate, on the Plan Effective Date, a backstop put premium in an amount equal to five percent of the aggregate amount of the Rights Offering, in the form of $6.25 million aggregate principal amount of New Convertible Notes.

The Backstop Agreement will be terminable by Basic and/or the Requisite Investors (as defined in the Backstop Agreement) under several conditions. The termination provisions include, among others, (i) the termination of the RSA, (ii) failure to meet certain milestone dates consistent with the RSA, or (iii) a material breach by either Basic or one or more of the Investors of any of the respective party’s undertakings, representations, warranties or covenants set forth in the Backstop Agreement that remains uncured for five business days after the breaching party receives written notice of such breach from the non-breaching party. Basic may be required to pay a termination fee in the amount of $6.25 million to non-defaulting Investors if the Backstop Agreement is terminated as a result of the board exercising its fiduciary duties and terminating the RSA, the Court enters an order refusing to confirm the Prepackaged Plan or an injunction is issued against consummation of the transaction. There will be no over-subscription privilege in the Rights Offering.

A copy of the form of Backstop Agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The above description of the Backstop Agreement is qualified in its entirety by the full text of such exhibit.

Item 7.01 Regulation FD Disclosure.

On October 24, 2016, Basic issued a press release announcing the signing of the RSA and the solicitation of votes relating to the Prepackaged Plan, as described in Item 1.01. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. As described above, the Disclosure Statement was distributed to certain creditors of the Company on October 24, 2016. A copy of the Disclosure Statement is being furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

The Company cautions that trading in Basic’s securities during the pendency of the anticipated Chapter 11 cases is highly speculative and poses substantial risks. Trading prices for Basic’s securities may bear little or no relationship to the actual recovery, if any, by holders of Basic’s securities in the anticipated Chapter 11 cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

These forward-looking statements relate, in part, to: (i) the Company’s ability to obtain approval by the Court of the Prepackaged Plan or any other plan of reorganization, including the treatment of the claims of the Company’s lenders and trade creditors, among others; (ii) the Company’s ability to obtain approval with respect to motions in the Chapter 11 cases and the Court’s rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general; (iii) the length of time the Debtors will operate under the Chapter 11 cases; (iv) risks associated with third-party motions in the Chapter 11 cases, which may interfere with the Debtors’ ability to develop and consummate the Prepackaged Plan or other plan of reorganization; (v) the potential adverse effects of the Chapter 11 cases on the Debtors’ liquidity, results of operations or business prospects; (vi) the ability to execute the Company’s business and restructuring plan; (viii) increased legal and advisor costs related to the Chapter 11 cases and other litigation and the inherent risks involved in a bankruptcy process; and (viii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1
Restructuring Support Agreement, dated as of October 23, 2016, among the Debtors, the Consenting Term Loan Lenders and the Consenting Noteholders (Incorporated by reference to Exhibit B of the Disclosure Statement for Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 filed as Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016).

10.2
Form of Backstop Agreement (Incorporated by reference to Exhibit E of the Restructuring Support Agreement included as Exhibit B to the Disclosure Statement for Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 filed as Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016).

	99.1	Press Release dated October 24, 2016.

99.2
Disclosure Statement for Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 (Incorporated by reference to Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016), with respect to the Company’s Senior Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: October 24, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

(d)	Exhibits

10.1
Restructuring Support Agreement, dated as of October 23, 2016, among the Debtors, the Consenting Term Loan Lenders and the Consenting Noteholders (Incorporated by reference to Exhibit B of the Disclosure Statement for Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 filed as Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016).

10.2
Form of Backstop Agreement (Incorporated by reference to Exhibit E of the Restructuring Support Agreement included as Exhibit B to the Disclosure Statement for Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 filed as Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016).

	99.1	Press Release dated October 24, 2016.

99.2
Disclosure Statement for Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors dated October 24, 2016 (Incorporated by reference to Exhibit T3E.1 of the Form T-3 filed by Basic Energy Services, Inc. with the SEC on October 24, 2016), with respect to the Company’s Senior Notes.